UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020

Tutor Perini Corporation

(Exact Name of Registrant as Specified in its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-6314 (Commission File Number)	04-1717070 (IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Tutor Perini Corporation (the “Company”) was held on May 20, 2020. At the Annual Meeting, the Company’s shareholders voted on four proposals as described in the Proxy Statement, as supplemented, and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected each of the following 11 nominees for director to serve a one-year term expiring at the Company's 2021 Annual Meeting of Shareholders. The votes cast in the election of directors were as follows:

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	27,459,552	14,250,831	4,308,319
Peter Arkley	14,716,543	26,993,840	4,308,319
Sidney J. Feltenstein	24,991,334	16,719,049	4,308,319
James A. Frost	27,622,803	14,087,580	4,308,319
Michael F. Horodniceanu	25,092,867	16,617,516	4,308,319
Michael R. Klein	14,510,316	27,200,067	4,308,319
Robert C. Lieber	20,600,080	21,110,303	4,308,319
Dennis D. Oklak	25,093,464	16,616,919	4,308,319
Raymond R. Oneglia	22,141,294	19,569,089	4,308,319
Dale Anne Reiss	24,489,255	17,221,128	4,308,319
Dickran M. Tevrizian, Jr.	22,646,534	19,063,849	4,308,319

Proposal 2: Ratification of Appointment of Auditors

The Company’s shareholders ratified the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the year ending December 31, 2020. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,179,360	798,946	40,396	0

Proposal 3: Advisory (Non-binding) Vote to Approve Tutor Perini’s Named Executive Officer Compensation

The Company’s shareholders cast their votes with respect to the advisory (non-binding) vote to approve named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,149,053	26,994,620	566,710	4,308,319

Proposal 4: Approval of Amendment to Restated Articles of Organization

The Company’s shareholders approved an amendment to the Company’s Restated Articles of Organization, as amended, to increase the number of authorized shares of the Company’s common stock from 75,000,000 to 112,500,000. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,176,381	1,121,008	721,313	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date: May 22, 2020	By:	/s/ Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer

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